UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

IFRESH INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IFRESH INC.
2-39 54th Avenue

Long Island City, New York 11101

May 10, 2019

Dear Stockholder:

On behalf of the Board of Directors of iFresh Inc. (the “Company” or “we”), I invite you to attend our Annual Meeting of Stockholders (the “Annual Meeting”). We hope you can join us.  The Annual Meeting will be held:

At:	2-39 54th Avenue Long Island City, New York 11101
On:	June 10, 2019
Time:	10 a.m. local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter and are also available, together with our Annual Report for the fiscal year ended March 31, 2018, at https://www.cstproxy.com/ifreshmarket/2019.

As discussed in the enclosed Proxy Statement, the Annual Meeting will be devoted to the election of directors and consideration of any other business matters properly brought before the Annual Meeting.

At the Annual Meeting, we will also report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations.  You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

We know that many of our stockholders will be unable to attend the Annual Meeting.  We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting.  Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting.  You may also revoke your proxy or vote instructions and change your vote at any time prior to the Annual Meeting.  Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in iFresh Inc.  We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at iFresh Inc., 2-39 54th Avenue Long Island City, New York 11101.

Sincerely,

/s/ Long Deng
Long Deng
Chairman and Chief Executive Officer

IFRESH INC.
2-39 54th Avenue

Long Island City, New York 11101

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2019

To the Stockholders of IFRESH INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of IFRESH INC. (the “Company”), a Delaware corporation, will be held at the office of iFresh Inc, ., 2-39 54th Avenue Long Island City, New York 11101, Tuesday, June 10, 2019, at 10 a.m. local time, for the following purposes:

1.	To elect five directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death.

2.	To ratify the appointment of Freidman LLP (“Freidman”) as our independent auditor to audit the financial statements for the fiscal year ended on March 31, 2019.

3.	To approve, by a non-binding vote, the Company’s executive compensation.

4.	To approve, by a non-binding, vote the frequency of future Stockholder advisory votes relating to the Company’s executive compensation.

5.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Board has fixed the close of business on May 10, 2019 (“Record Date”) as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors.

Long Deng
Chairman and Chief Executive Officer

Long Island City, New York

May 10, 2019

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2019. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT HTTP://INVESTORS.IFRESHMARKET.COM/FINANCIAL-INFORMATION/SEC-FILINGS.

IFRESH INC.
2-39 54th Avenue

Long Island City, New York 11101

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 10, 2019

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of iFresh Inc. (the “Company”), a Delaware corporation, in connection with the Annual Meeting of Stockholders to be held at 2-39 54th Avenue, Long Island City, New York 11101on Monday, June 10, 2019, at 10 a.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is 2-39 54th Avenue Long Island City, New York 11101, and its telephone number, including area code, is (718) 628 6200.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	To elect five directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death.

2.	To ratify the appointment of Friedman LLP (“Friedman”) as our independent auditor to audit the financial statements for the fiscal year ended on March 31, 2019.

3.	To approve, by a non-binding vote, the Company’s executive compensation.

4.	To approve, by a non-binding, vote the frequency of future Stockholder advisory votes relating to the Company’s executive compensation.

5.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on May 10, 2019 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about May 10, 2019.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the meeting is 16,737,684. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Under Delaware law, shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares.  If a shareholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal No. 1, 3 and 4 is a matter that we believe will be considered “non- routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal No. 1, 3, and 4, if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

For Proposal No. 1 (Election of Directors), directors will be elected by a plurality (meaning, the largest number of votes cast) of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. With respect to Proposal No. 1, broker “non-votes” have no effect and abstentions have the same effect as negative votes. Proposal No. 2 (Ratification of Appointment of Independent Auditor) will require the affirmative vote of the majority of the shares entitled to vote. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes on each proposal. Proposal No. 3 (Approval on an advisory basis, of the executive compensation) requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares of common stock entitled to vote. Abstentions and broker non-votes will have no direct effect on the outcome of these proposals. With respect to Proposal No. 4, for purposes of determining the votes cast with respect to the vote to approve a non-binding advisory vote recommending the frequency of advisory votes on executive compensation, only those votes cast in favor of having the vote occur every one, two or three years are included. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Abstentions will have no effect on the vote for the election of director.

Voting Procedures

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees.   You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Solicitation of Proxies

The solicitation of proxies is made by the Company. The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2018 Annual Report and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2018 Annual Report and this Proxy Statement upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to iFresh Inc., 2-39 54th Avenue Long Island City, New York 11101; Attention: Secretary.

If you share an address with at least one other stockholder and currently receive multiple copies of Annual Report and Proxy Statement, and you would like to receive a single copy of Annual Report and Proxy Statement, please specify such request in writing and send such written request to iFresh Inc., 2-39 54th Avenue Long Island City, New York 11101; Attention: Secretary.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election to the Board of the two nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) any person or group owning more than 5% of any class of voting securities, (ii) each director, (iii) our Chief Executive Officer and President and (iv) all executive officers and directors as a group as of the Record Date.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class
Long Deng	1,240,650	(3)	7.41%
Lilly Deng	1,240,650	(2)(3)	7.41%
Mei Deng	264,500		1.58%
Long Yi*	30,000		*
Mark Fang*	6,000		*
Harvey Leibowitz*	6,000		*
Jay Walder*	3,000		*
Xianhai Huang (Director Nominee)	0		0
Xing Xie (Director Nominee)	0		0
All directors and executive officers as a group (eight individuals)	1,550,150		9.26%

Five Percent or More Holders:
He Xu Ding Co. Limited	8,294,989	(4)	49.56%

*	Ownership less than 1 percent. 16,737,684
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o iFresh Inc. at 2-39 54th Avenue Long Island City, NY 11101.
(2)	Consists of shares beneficially owned by Long Deng, Mrs. Deng’s husband.
(3)	Consists of (i) 1,064,650 shares owned by Mr. Deng, and (ii) 176,000 shares Mr. Deng has the right to vote pursuant to the terms of an Escrow Agreement.
(4)	Pursuant to a Schedule 13G filed by the beneficial owner dated February 21, 2019. Pursuant to such schedule, the address of the beneficial owner is C/O Junfeng Liu, Unit 5, 27/f., Richmond Comm. Bldg., 109 Argyle Street, Mongkok, Kowloon, Hong Kong and Juefeng Liu is the authorized signatory for the beneficial owner.

PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees for Director

At the Annual Meeting, five directors are up for election, three of whom are up for re-election, with such directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death. Jay Walder and Mark Fang have determined not to run for re-election to the Board. The Board has selected Xianhai Huang and Xing Xie to fill the vacancy created by Mark Fang and Jay Walder, respectively.

If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each nominee, their age as of the Record Date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position
Long Deng	51	Chief Executive Officer, Chief Operating Officer and Chairman of the Board
Lilly Deng	51	Vice President of Legal and Finance, and Director
Harvey Leibowitz	85	Director
Mark Fung	52	Director
Xing Xie	57	Director Nominee

The following is a summary of the biographical information of our director-nominees:

Long Deng became our Chief Executive Officer, Chief Operating Officer and a director in February 2017 in connection with the closing of the transactions (the “Transactions”) pursuant to which iFresh Inc. acquired NYM Holding, Inc. (“NYM”). Mr. Deng is the founder of NYM and has served as Chief Executive Officer, Chief Operating Officer and Director of NYM for over 20 years since he started the business in 1995. From 1995 to the present, Mr. Deng has been the sole director of NYM, responsible for the strategy, operation, and financial planning of NYM. Under his leadership, NYM has developed into a well-recognized Chinese supermarket chain in north eastern U.S. Mr. Deng is the husband of Mrs. Lilly Deng, who is a member of NYM board of directors effective upon consummation of the Business Combination. Apart from his business activities, Mr. Deng serves as the president of United States Chinese Chamber of Commerce and Co-Chair of New York State Republican Party’s Finance Committee.

We believe Mr. Deng, Long’s qualification to sit on our board of directors includes his extensive knowledge of NYM and the Chinese supermarket industry, his years of management and leadership experience in NYM and his connections in Chinese American business society.

Lilly Deng became our Vice President of Legal and Finance and a directors in February 2017 in connection with the closing of the Transactions. She joined NYM in 1995 and is Co-founder of Strong America Ltd., the first wholesale facility of NYM. Mrs. Lilly Deng currently is Vice President of Legal and Finance and oversees iFresh’s finances. Mrs. Lilly Deng is in charge of supervising financial issues and compliance with regulations. She also led the development of internal logistics management program. Mrs. Deng attended Cambridge Business College in 1993. Mrs. Lilly Deng is the wife of Mr. Long Deng.

We believe Mrs. Lilly Deng’s qualification to sit on our board of directors includes her knowledge of NYM, especially its wholesale business, her extensive expertise in company financial management, and established relationships with service providers.

Harvey Leibowitz became our director in April 2018. Mr. Leibowitz has been a director of Yangtze Port and Logistics Limited (YRIV) since December 2015. From 1994 to 1999, he was an internal auditor at Sterling National Bank in the Commercial Finance Department. From 1980 to 1994, Mr. Leibowitz worked for a number of companies in connection with their commercial secured loan financing activities, such as International Paper Company, Century Factors, Inc., and Foothill- Financial Advisors, Inc. From 1963 to 1979, Mr. Leibowitz worked in various capacities for Sterling National Bank, most recently as a Senior Vice President. From 1955 to 1962, Mr. Leibowitz worked at a number of accounting firms and, among other things, worked on audits for clients of the accounting firm. Mr. Leibowitz graduated from the City University of New York Baruch College in 1955 with a bachelor’s degree in Accounting.

We believe Mr. Leibowitz qualification to sit on our board of directors include is extensive experience in accounting, auditing and internal controls.

Mark Fang became our director in May 2017. Mr. Fang is a New York attorney and the present Director of the Department of Consumer Protection in Westchester County. He previously served as the executive director of the Westchester County Human Rights Commission. Mr. Fang is also a former New York State Assistant Attorney General, Assistant District Attorney in Westchester County, and Counsel to the Consumer Affairs Committee of the New York City Council. Mr. Fang is a commissioned officer in the United States Army Reserves holding the rank of Lieutenant Colonel and a veteran of the nation’s war on terrorism.

Xing Xie has been nominated to be our director. Since 2011, Mr. Xie has served as the general manager of Shaoxing Yuer Trading Co., Ltd. From 2006 to 2011, he served as the general manager and chairman of Shaoxing Daxing Import & Export Co., Ltd. He obtained his Graduate Diploma in Finance from Shaoxing College in 1994.

We believe Mr. Huang’s qualifications to sit on our board of directors include his lengthy experience in international trade and management.

Term of Office

If elected, the director-nominees will serve for a one-year term until the next Annual Meeting of Stockholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death.

Vote Required and Board of Directors’ Recommendation

The nominees receiving a plurality of the votes cast will be elected to the Board of Directors. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

The Board recommends a vote FOR the election of all the above director-nominees (Item 1 for the enclosed proxy card).

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected Friedman LLP (“Friedman”) to serve as the independent registered public accounting firm of the Company for the fiscal year ended March 31, 2019.

We are asking our shareholders to ratify the selection of Friedman as our independent registered public accounting firm. In the event our shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

We have been advised by Friedman that neither the firm nor any of its associates had any relationship with our company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year.  Representatives of Friedman are not expected to attend the Annual Meeting in person and therefore are not expected to be available to respond to any questions.  As a result, representatives of Friedman will not make a statement at the Annual Meeting.

Principal Accountant Fees and Services

Fees for audit services include fees associated with the annual audit and the review of documents filed with the SEC including quarterly reports on Form 10-Q and the Annual Report on Form 10-K.

Fees	2018	2017

Audit Fees (1)
Friedman	$329,000	$300,000

Audit Related Fees
Friedman	$10,000	$10,000

Total	$339,000	$310,000

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

Vote Required and Recommendation

Approval of this proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote at the Annual Meeting.

The Board recommends a vote “FOR” ratification of the appointment of Friedman LLP as our independent auditors to audit the financial statements for the fiscal year ended on March 31, 2019 (item 2 on the enclosed proxy card).

PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The SEC has adopted final rules requiring public companies to provide shareholders with periodic advisory (non-binding votes) on executive compensation, also referred to as “say-on-pay” proposals. We are presenting the following proposal, which gives you as a shareholder the opportunity to endorse or not endorse the compensation paid to our Principal Executive Officer and Principal Financial Officer (collectively, the “Named Executive Officers”), as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (including the compensation tables and accompanying narrative discussion).

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers for the year ended March 31, 2019, as disclosed pursuant to Item 402 of Regulation S-K, compensation tables and narrative discussion is hereby APPROVED.”

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.  The Board and the Compensation Committee, however, may in their discretion take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Recommendation

Approval of this proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote at the Annual Meeting.

The Board recommends a vote “FOR” approval of the compensation of the company’s named executive officers as disclosed in this Proxy Statement.

PROPOSAL NO. 4 - TO CONDUCT AN ADVISORY VOTE ON THE FREQUENCY OF

FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The SEC has also adopted final rules requiring public companies to hold an advisory (non-binding) vote on the frequency of holding say-on-pay votes. Accordingly, as required by the SEC’s rules, we are including this proposal to give our shareholders the opportunity to inform us as to how often they wish the Company to include a say-on-pay proposal, similar to Proposal No. 3, in this Proxy Statement.

We are presenting the following proposal, which gives you, as a shareholder, the opportunity to inform us as to whether you wish us to hold an advisory (non-binding) vote on executive compensation once every (1) one year, (2) two years, or (3) three years, or you may abstain from voting on the proposal set forth in the following resolution.

“RESOLVED, that the shareholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s Named Executive Officers as set forth in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders should be every year, every two years, or every three years.”

The Board recommends that you vote for every three (3) years as the desired frequency for the Company to hold a non-binding, advisory vote of the shareholders on executive compensation. We believe this frequency is appropriate for the reasons set forth below:

1.           Our equity compensation program outlined in the Plan for the Named Executive Officers is designed to support long-term value creation, and a vote every three years will allow the shareholders to better judge the equity compensation program in relation to our long-term performance. We strive to ensure management’s interests are aligned with shareholders’ interests to support long-term value creation through our equity compensation program. To that end, we may grant equity awards to vest over multi-year periods of service to encourage our Named Executive Officers to focus on long-term performance, and recommend a vote every three years, which would allow the equity compensation to be evaluated over a similar time-frame and in relation to long-term performance.

2.           A vote every three (3) years will provide the Board and the Compensation Committee with the time to thoughtfully consider and thoroughly respond to shareholders’ sentiments and to implement any necessary changes in light of the timing required therefor. The Board and the compensation committee will carefully review changes to the executive compensation to maintain the effectiveness and credibility of the program, which is important for aligning interests and for motivating and retaining our Named Executive Officers.

3.           We are open to input from shareholders regarding board and governance matters, as well as the equity compensation program. We believe that the shareholders’ ability to contact us and the Board at any time to express specific views on executive compensation holds us accountable to shareholders and reduces the need for and value of more frequent advisory votes on executive compensation.

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote on the frequency of future advisory votes on named executive officer compensation is non-binding on the Board and its committees. This vote may not be construed as overruling a decision by the Board or its committees, creating or implying any change to the fiduciary duties of the Board or its committees or any additional fiduciary duty by the Board or its committees or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the Board’s recommendation and the outcome of the vote on this matter, the Board may, in the future, decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

Vote Required and Recommendation

Approval of this proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE TO HAVE THE NON-BINDING VOTE ON EXECUTIVE COMPENSATION OCCUR EVERY THREE YEARS.

DIRECTORS AND OFFICERS

Set forth below is certain information regarding our current directors and executive officers.  The Board is comprised of five directors.

The following table sets forth certain information with respect to our current directors and executive officers:

Name	Age	Position
Long Deng	51	Chief Executive Officer, Chief Operating Officer and Chairman of the Board
Long Yi	42	Chief Financial Officer
Lilly Deng	51	Vice President of Legal and Finance, and Director
Mei Deng	46	Vice President of Human Resources
Harvey Leibowitz	85	Director
Mark Fang	51	Director
Jay Walder	58	Director

All of the directors serve until the next Annual Meeting of Stockholders. Our officers serve at the discretion of the Board.

Set forth below is biographical information about our current executive officers other than those who are also directors and directors who will not seek reelection. The biographical information about the directors who are up for votes is set forth above under the heading “Proposal 1: Election of Directors -- Nominees for Directors”

Long Yi became our Chief Executive Officer on January 17, 2019. He has served as the CFO and Secretary of China Bat Group Inc. (formerly China Commercial Credit, Inc.) a Nasdaq listed company (NASDAQ: GLG) (“GLG”) since January 1, 2013. Mr. Yi acted as the interim Chief Executive Officer of GLG between August 21, 2014 and December 29, 2014. Mr. Yi was appointed to serve as a director on the GLG’s Board effective June 12, 2015. Mr. Yi has also been the Chief Executive Officer of another Nasdaq listed company, Delta Technology Holdings Limited (NASDAQ: DELT) since January 26, 2018. Prior to joining GLG, Mr. Yi was the senior financial manager in Sutor Technology Group Ltd. (Nasdaq: SUTR) from 2008 to August 2012. He served as an accounting manager at Forterra Inc. in Canada from 2006 to 2008. He is a Certified Public Accountant in the State of Illinois. Mr. Yi has a Bachelor’s degree in Accounting from Northeastern University and a Master’s degree in Accounting and Finance from University of Rotterdam. He also obtained a graduate diploma in accounting from McGill University.

Mei Deng became our Vice President of Human Resources in February 2017 in connection with the closing of the Transactions. She has been the Vice President of Human Resources of NYM since January 2016. She joined Strong America as a Sales Assistant in 1998 primarily in charge of custom applications for the import of goods and materials. Ms. Deng was promoted to General Manager of Strong America in 2008. She is the sister of Mr. Deng.

Jay Walder became our director in March 2018 and has elected not to stand for re-election. He has been the Managing Member of Walder Worldwide LLC since June 2010. From December 2008 to December 2010, Mr. Walder was a Real-Estate salesperson at Nest Seekers International. From 1988 to 2008 he worked at Standard & Poor’s, most recently as a Sales Executive. Prior to that, he worked at ADP, Edward Blank Associates and Telspan. Mr. Walder graduated with a degree in Political Science from the State University of New York at Stony Brook.

Except as noted in the biographical information of our officers and directors, there are no family relationships among our directors or officers.

Legal Proceedings

There are no material proceedings to which any director and executive officers of the Company is a party adverse to the Company or has a material interest adverse to the Company.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Management Fees, Advertising Fees and Sale of Non-Perishable and Perishable Products to Related Parties

The following is a detailed breakdown of significant management fees, advertising fees and sale of products for the nine months ended December 31, 2018, the years ended March 31, 2018 and 2017 to related parties which are directly or indirectly owned by Mr. Long Deng, the majority shareholder of iFresh, and not eliminated in the consolidated financial statements.

	Nine months ended December 31, 2018
Related Parties	Management Fees	Advertising Fees	Non-Perishable & Perishable Sales
New York Mart, Inc.	$11,651	$880	$193,741
Pacific Supermarket Inc.	77,998	14,040	1,314,938
NY Mart MD Inc.	72,119	10,920	1,622,255
New York Mart El Monte Inc.	4,944	1,600	-
iFresh Harwin Inc.	2,862	2,600	9,677
Spring Farm Inc.	3,702	-	2,708
Spicy Bubbles, Inc.	-	-	-
NYM Tampa Seafood Inc.	550		-
Pine Court Sunrise, Inc.	-	-	43,274
Elhurst	8,877	860	-
	$182,703	$30,900	$3,186,592

	Year ended March 31, 2018
Related Parties	Management Fees	Advertising Fees	Non-Perishable & Perishable Sales
New York Mart, Inc.	$62,357	$29,793	$2,188,562
Pacific Supermarkets Inc.	89,116	32,913	3,442,263
NY Mart MD Inc.	64,053	10,501	3,588,064
El Monte	21,751	3,400	134,870
iFresh Harwin Inc.	4,240	3,405	163, 507
Spring Farm Inc.	-	-	12,131
Spicy Bubbles, Inc.	-	-	95,418
Tampa Seafood	4,050	-	6,703
Pine Court Chinese Bistro	-	-	182,248
	$241,327	$80,057	$9,813,766

	Year ended March 31, 2017
Related Parties	Management Fees	Advertising Fees	Non-Perishable & Perishable Sales
New York Mart, Inc.	$46,170	$31,289	$2,832,018
Pacific Supermarkets Inc.	57,669	34,230	3,201,198
NY Mart MD Inc.	45,647	-	2,634,650
Spring Farm Inc.	-	-	6,114
Spicy Bubbles, Inc.	-	-	102,580
NYM Milford, LLC	-	-	79,320
Pine Court Chinese Bistro	-	-	169,813
	$149,486	$65,519	$9,050,553

Long-Term Operating Lease Agreement with a Related Party

The Company leases warehouse and stores from related parties that are owned directly or indirectly, in whole or in part, by Mr. Long Deng, the Company’s majority shareholder and Chief Executive Officer. Rent incurred to the related party was $877,381 for the nine months ended on December 31, 2018. Rent incurred to the related party was $1,208,000 and $698,000 for the fiscal years ended on March 31, 2018 and 2017, respectively.

Procedures for Approval of Related Party Transactions

Our Audit Committee is charged with reviewing and approving all potential related party transactions.  We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We believe that, during the year ended March 31, 2018, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

DIRECTOR INDEPENDENCE

The Company currently has three independent directors: Mr. Leibowitz, Mr. Fang and Mr. Walder are independent directors. Each is independent under the Nasdaq Marketplace Rules.

Board Leadership Structure and Role in Risk Oversight

One person currently holds the positions of principal executive officer and chairman of the Board of Company.  The Board does not have a policy on whether or not the roles of the Chief Executive Officer and Chairman should be separate.  Instead, the Company’s By-Laws provide that the directors may designate a Chairman of the Board from among any of the directors.  Accordingly, the Board reserves the right to vest the responsibilities of the Chief Executive Officer and Chairman in the same person or in two different individuals depending on what it believes is in the best interest of the Company. The Board has determined that the consolidation of these roles is appropriate because it allows Mr. Deng to bring a wider perspective to the deliberations of the Board on matters of corporate strategy and policy.  The Board believes that there is no single Board leadership structure that would be most effective in all circumstances and therefore retains the authority to modify this structure to best address the Company’s and the Board’s then current circumstances as and when appropriate.

The Company’s management is responsible for identifying, assessing and managing the material risks facing the business. The Board and, in particular, the Audit Committee are responsible for overseeing the Company’s processes for assessing and managing risk.  Each of the Chief Executive Officer and Chief Financial Officer, with input as appropriate from other appropriate management members, report and provide relevant information directly to either the Board and/or the Audit Committee on various types of identified material financial, reputational, legal, operational, environmental and business risks to which the Company is or may be subject, as well as mitigation strategies for certain salient risks.  In accordance with NASDAQ Capital Market requirements and as set forth in its charter, the Audit Committee periodically reviews and discusses the Company’s business and financial risk management and risk assessment policies and procedures with senior management, the Company’s independent auditor.  The Audit Committee reports its risk assessment function to the Board.  The roles of the Board and the Audit Committee in the risk oversight process have not affected the Board leadership structure.  Although the board has not formally designated a lead independent director, Mr. Leibowitz, the chairman of the audit committee, has led the executive session of the independent directors.

It is the policy of the Board of Directors that all directors should attend the annual meeting of stockholders in person or by teleconference. Last year the Company did not hold an annual meeting as its special meeting of stockholders held to approve its business combination included a proposal providing for the election of directors.

Audit Committee

We established an audit committee of the board of directors, which currently consists of Harvey Leibowitz, Mark Fang and Jay Walder, each of whom is an independent director under the NASDAQ’s listing standards. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommend to the board whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

A copy of the audit committee’s current charter is available at our corporate website at http://investors.ifreshmarket.com/static-files/16688175-a363-4f45-af61-5392f9665393.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under NASDAQ listing standards. NASDAQ listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to NASDAQ that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Harvey Leibowitz qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Nominating Committee

We have established a nominating committee of the board of directors, which currently consists of Harvey Leibowitz, Mark Fang and Jay Walder, each of whom is an independent director under NASDAQ’s listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that the persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

A copy of the nominating committee’s current charter is available at our corporate website at http://investors.ifreshmarket.com/static-files/0d616b3f-692c-436f-887f-17404a93a1fe.

Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board at our next Annual Meeting of Stockholders may do so by submitting a written recommendation to the Nominating Committee, iFresh Inc., 2-39 54th Avenue Long Island City, New York 11101; Attention: Secretary, in accordance with the procedures set forth below in this proxy statement under the heading “Stockholder Proposals.” For nominees for election to the Board proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures:

●	The candidate’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the candidate beneficially owns, a brief description of any direct or indirect relationships with us, and the other information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director;

●	A signed consent of the nominee to being named as a nominee, to cooperate with reasonable background checks and personal interviews and to serve as a director, if elected; and

●	As to the stockholder proposing such nominee, that stockholder’s name and address, the class and number of shares of our capital stock the stockholder beneficially owns, a description of all arrangements or understandings between the stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, a list of all other companies to which the stockholder has recommended the candidate for election as a director in that fiscal year, and a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

Compensation Committee

We established a compensation committee of the board of directors, which consists of Harvey Leibowitz, Mark Fang and Jay Walder, each of whom is an independent director under NASDAQ’s listing standards. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

A copy of the compensation committee’s current charter is available at our corporate website at http://investors.ifreshmarket.com/static-files/f0579d36-ae03-48da-a9e3-187b3da7e250.

Board Meetings

The board and its committees held the following number of meetings during the year ended March 31, 2019:

Board of Directors	5
Audit Committee	3
Compensation Committee	3
Nominating Committee	3

The meetings include meetings that were held by means of a conference telephone call, but do not include actions taken by unanimous written consent.

Each director attended at least 75% of the total number of meetings of the Board of Directors and those committees on which he served during the year.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to iFresh Inc., 2-39 54th Avenue Long Island City, New York 11101; Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

On August 12, 2015, our board of directors adopted a code of ethics that applies to our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that governs aspects of our business. The Code of Ethics is currently available at our corporate website at http://investors.ifreshmarket.com/static-files/320e7e69-ce4e-4a7e-996b-252fd4fcf62b.

BOARD OF DIRECTORS COMPENSATION

The following table represents compensation earned by our non-executive directors as of March 31, 2018.

Name	Fees earned in cash ($)	Stock awards* ($)	Option awards ($)	All other compensation ($)	Total ($)
Harvey Leibowitz	$-	6,900	-	-	6,900
Mark Fang	$-	6,900	-	-	6,900
Jay Walder	$-	6,900	-	-	6,900

*	calculated based on $1.15 per share at the time of granting the awards

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of the Board, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended March 31, 2018 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2016 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2018.

Respectfully submitted by the Audit Committee,

Harvey Leibowitz

Mark Fang

Jay Walder

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

The following Summary Compensation Table summarizes the total compensation accrued for our named executive officers in each of fiscal 2018 and 2017 and should be read in conjunction with the Compensation Discussion and Analysis.

Name and Principal Position	Fiscal Year Ended March 31,	Salary ($)	Bonus ($)	Stock and Option Awards Number	All Other Compensation ($)	Total ($)
Long Deng	2017	717,170	—	—	—	717,170
(Director, Chief Executive Officer and Chief Operating Officer)	2018	738,400	—	—	—	738,400

Lilly Deng	2017	100,000	—	—	—	100,000
(Vice President of Legal and Finance)	2018	115,960	—	—	—	115,960

Mei Deng	2017	83,200	—	—	—	83,200
(Vice President of Human Resources)	2018	83,200	—	—	—	83,200

Long Yi(1)	2017	—	—	—	—	—
(Chief Executive Officer)	2018	—	—	—	—	—

(1)	Long Yi was appointed to be our Chief Executive Officer on January 17, 2019.

Grants of Plan Based Awards

None of iFresh’s named executive officers participate in or have account balances in any plan based award programs.

Employment Agreements

On January 17, 2019, Long Yi signed an employment agreement with the Company and agreed to receive an annual compensation consisting of an aggregate 200,000 shares of the Company’s Common Stock (the “Shares”). Mr. Yi shall receive 30,000 Shares upon execution of this employment agreement, 20,000 Shares upon filing of a proxy statement in connection with a potential acquisition, 100,000 Shares upon closing of the acquisition and 50,000 Shares upon closing of a disposition of the Company’s non-performing assets.

Outstanding Equity Awards at Fiscal Year-End; Option Exercises and Stock Vested

As of March 31, 2018, none of iFresh’s named executive officers has ever held options to purchase interests in it or other awards with values based on the value of its interest.

Pension Benefits

None of iFresh’s named executive officers participate in or have account balances in qualified or nonqualified defined benefit plans sponsored by it.

Nonqualified Deferred Compensation

None of iFresh’s named executive officers participate in or have account balances in nonqualified defined contribution plans or other deferred compensation plans maintained by it.

ACCOUNTANT FEES AND SERVICES

Aggregate fees billed to the Company by Friedman LLP (“Friedman”), the Company’s independent registered public accountants, during the last two fiscal years were as follows:

Fees	2017	2018

Audit Fees(1)
Friedman	$300,000	$329,000

Audit Related Fees
Friedman	$10,000	$10,000

Total	$310,000	$339,000

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

Representatives of Friedman have been invited to but are not expected to be present at the Annual Meeting.

Pre-Approval of Services

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to the Company by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis. Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

●	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to the Company;

●	provision by the independent auditor to the Company of strategic consulting services of the type typically provided by management consulting firms; or

●	the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of the Company’s financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of the Company who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by the Company, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by the Company.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

●	whether the service creates a mutual or conflicting interest between the auditor and the Company;

●	whether the service places the auditor in the position of auditing his or her own work;

●	whether the service results in the auditor acting as management or an employee of the Company; and

●	whether the service places the auditor in a position of being an advocate for the Company.

STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the next Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by our Secretary at our principal executive office on or before March 31, 2020. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the next Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than March 31, 2020. If a shareholder who wishes to present a proposal fails to notify us by March 31, 2020, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposal 1 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Secretary, iFresh Inc., 2-39 54th Avenue Long Island City, New York 11101, we will provide without charge to each person requesting a copy of our 2018 Annual Report, including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2018 Annual Report, is available on our Internet website at http://investors.ifreshmarket.com/financial-information/sec-filings

By Order of the Board of Directors.

/s/ Long Deng
Long Deng
Chief Executive Officer

Long Island City, New York

May 10, 2019

iFRESH INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2019 ANNUAL MEETING OF SHAREHOLDERS

June 10, 2019 (New York Time)

The shareholders hereby appoint Long Deng and Long Yi, or either of them, as proxies, each with the power to appoint them substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of iFresh Inc. that the shareholders are entitled to vote at the 2019 Annual Meeting of Shareholders to be held on June 10, 2019, 10:00 a.m. New York Time, at the iFresh Long Islands City headquarters, 2-39 54th Avenue, Long Island City, New York 11101and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

iFRESH INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, AND 3 AND A VOTE OF HAVING THE NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION TO OCCUR EVERY THREE YEARS ON ITEM 4.

Proposal No. 1

Nominees:	For	Withhold

Long Deng	☐	☐
Lilly Deng	☐	☐
Harvey Leibowitz	☐	☐
Mark Fang	☐	☐
Xing Xie	☐	☐

Proposal No. 2	For	Against	Abstain

To ratify the appointment of Friedman LLP as our independent auditor to audit the financial statements for the fiscal year ended on March 31, 2019.	☐	☐	☐

Proposal No. 3	For	Against	Abstain

To approve, by a non-binding vote, the Company’s executive compensation.	☐	☐	☐

Proposal No. 4	1 Year	2 Years	3 Years	Abstain

To approve, by a non-binding vote, the frequency of future Stockholder advisory votes relating to the Company’s executive compensation.	☐	☐	☐	☐

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted FOR each of the nominees on proposal No. 1, FOR each proposal No. 2, and No. 3 voted to have the non-binding advisory votes on the executive compensation occur every THREE years with respect to proposal No. 4.

Please sign your name exactly as it appears hereon. When signing as Attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature (Please Sign Within Box)	Date	Signature (Joint Owners)	Date

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR ALL OF THE BOARD’S NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated: _______________________________
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.